Filed pursuant to Rule 424(b)(3)
                                             Reg Nos. 333-72335 and 333-72335-01

PROSPECTUS SUPPLEMENT NO. 7
(To Prospectus dated June 7, 1999)

NTL Communications Corp.
7% Convertible Subordinated Notes Due 2008
(NTL Incorporated shares of common stock)

     This Prospectus Supplement No. 7 supplements and amends the Prospectus dated June 7, 1999, as amended and supplemented by the Prospectus Supplements dated July 7, 1999, August 10, 1999, October 5, 1999, November 22, 1999, December 2, 1999 and December 13, 1999 (the "Prospectus"), relating to the 7% Convertible Subordinated Notes Due 2008 (the "Convertible Notes") of NTL Communications Corp. and the shares of NTL Incorporated's common stock, par value $.01 per share ("Common Stock"), issuable upon conversion of the Convertible Notes.

     The table on pages 75 through 80 of the Prospectus sets forth information with respect to the Selling Securityholders (as defined in the Prospectus) and the respective amounts of Convertible Notes beneficially owned by each Selling Securityholder that may be offered pursuant to the Prospectus (as supplemented and amended). This Prospectus Supplement amends that table by adding the remaining item set forth below to that table.


                                                                     PRINCIPAL AMOUNT
                                                                       AT MATURITY       PERCENT
                                                                      OF DEBENTURES      OF TOTAL     COMMON STOCK   COMMON STOCK
                                                                      BENEFICIALLY      OUTSTANDING   OWNED PRIOR        TO BE
                                                                        OWNED AND       CONVERTIBLE   TO ORIGINAL    REGISTERED BY
   SELLING SECURITY HOLDERS                                              OFFERED          NOTES         OFFERING     THE PROSPECTUS
   ------------------------                                          ----------------   -----------   ------------   --------------
1. Armand Von Ernst & CEAG                                                125,000           *              none           2,551



     The Prospectus, together with this Prospectus Supplement No. 7, constitutes the prospectus required to be delivered by Section 5(b) of the Securities Act of 1933, as amended, with respect to offers and sales of the Convertible Notes and the Common Stock issuable upon conversion of the Convertible Notes.

     Prospective investors should carefully consider matters discussed under the caption "Risk Factors" beginning on page 10 of the Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

       The date of this Prospectus Supplement No. 7 is December 21, 1999.

                             SELLING SECURITYHOLDERS

     The following table sets forth, as of December 21, 1999, the respective principal amount of convertible notes beneficially owned and offered hereby by each selling securityholder, the common stock owned by each selling securityholder prior to the Original Offering (as defined in the Prospectus) and the common stock issuable upon conversion of such convertible notes, which may be sold from time to time by such selling securityholder pursuant to the Prospectus. Such information has been obtained from the selling securityholders.



                                                                     PRINCIPAL AMOUNT
                                                                       AT MATURITY       PERCENT
                                                                      OF DEBENTURES      OF TOTAL     COMMON STOCK   COMMON STOCK TO
                                                                      BENEFICIALLY      OUTSTANDING   OWNED PRIOR     BE REGISTERED
                                                                        OWNED AND       CONVERTIBLE   TO ORIGINAL        BY THE
SELLING SECURITY HOLDERS                                                 OFFERED          NOTES         OFFERING     PROSPECTUS (1)
------------------------                                             ----------------   -----------   ------------   ---------------
Aim High Yield Fund                                                  $  5,000,000            *             none             102,041
Aim High Yield II Fund                                                     30,000            *             none                 612
Albert Luce, Jr.                                                          140,000            *           50,000               2,857
Alexandra Global Investment Fund I LTD                                  2,000,000            *             none              40,816
Allegheny Teledyne Inc. Pension Plan                                      700,000            *             none              14,286
Alpine Associates                                                       4,750,000            *             none              96,939
Alpine Partners, L.P.                                                     500,000            *             none              10,204
Alsam Foundation                                                          150,000            *            7,016               3,061
Alscott Investments, LLC                                                2,200,000            *             none              44,898
American Stores                                                           900,000            *           21,193              18,367
Argent Convertible Arbitrage Fund Ltd.                                  2,500,000            *             none              51,020
Argent Classic Convertible Arbitrage Fund L.P.                          5,650,000            *             none             115,306
Argent Classic Convertible Arbitrage Fund (Bermuda) L.P.               16,350,000           2.73           none             333,673
Aristeia International Ltd.                                             1,749,000            *             none              35,694
Aristeia Trading, LLC                                                   1,251,000            *             none              25,531
Arkansas Teachers Retirement                                            1,757,000            *             none              35,857
Armand Von Ernst & CEAG                                                   125,000            *             none               2,551
Aspen Partner's                                                           300,000            *            4,125               6,122
Associated Jewish Charities of Baltimore                                  250,000            *           13,113               5,102
Atlas Strategic Income Fund                                               100,000            *             none               2,041
AXP Bond Fund Inc.                                                        880,000            *             none              17,959
AXP Variable Portfolio-Bond Fund                                          340,000            *             none               6,939
AXP Variable Portfolio-Managed Fund                                       480,000            *        4,781,250               9,796
BancBoston Robertson Stephens                                             500,000            *             none              10,204
Bancroft Convertible Fund, Inc.                                         1,750,000            *             none              35,714
Bankers Trust Trustee For Chrysler Corp.
  Emp #1 Pension Plan dated 4/1/89                                      1,630,000            *             none              33,265
Baptist Health of South Florida                                           160,000            *             none               3,265
Bear Stearns & co Inc.                                                  1,410,000            *             none              28,776
Bill W. Mintz TTEE Revocable Trust                                        200,000            *             none               4,081
Blue Cross Blue Shield of Michigan Retirement Income                    1,110,000            *           54,036              22,653
BNP Arbitrage SNC                                                       2,500,000            *           20,375              51,020
Boston Museum of Fine Arts                                                113,000            *             none               2,306
Boulder II Limited                                                      1,220,000            *             none              24,898
Boulder Management, Inc.                                                3,895,040            *             none              79,491
Brown Family Trust A                                                      100,000            *            4,576               2,041
Brown University                                                        1,500,000            *           78,545              30,612
BTC Partners LLP                                                          130,000            *           50,000               2,653
The California Endowment                                                1,250,000            *           41,250              25,510
California Healthcare Foundation                                          600,000            *           28,479              12,245
Caregroup Pension Plan                                                     45,000            *           15,000                 918
Catholic Healthcare West Funded Depreciation                              335,000            *           38,500               6,837
Catholic Healthcare West Retirement                                       335,000            *           12,000               6,837
Catholic Healthcare West Self Insurance                                   125,000            *            4,125               2,551
Catholic Healthcare West Workers Compensation                              90,000            *            3,000               1,837

CBBB Cotenancy                                                            220,000            *            9,924               4,490
Chase Manhattan NA Trustee For IBM Retirement Plan dated 12/18/45       2,772,000            *             none              56,571
Cheyne Walk Trust                                                         725,000            *           23,008              14,796
Christine Russell Revocable Trust                                         500,000            *           15,703              10,204
CIBC Wood Grundy International Equity Arbitrage Corp.                   3,500,000            *             none              71,429
Citibank, et al Employees Retirement Plan                               2,070,000            *          633,750              42,245
Clorox Co. Employee Benefits                                              400,000            *           20,688               8,163
Colgate-Palmolive Company Retirement Trust                                800,000            *             none              16,327
Conseco Direct Life                                                       700,000            *             none              14,286
Corlon Associates I                                                       400,000            *           13,654               8,163
Corlon Co. Foundation                                                     110,000            *            3,599               2,245
Cowles Investment Partnership                                             180,000            *            8,408               3,673
CPR (USA) Inc.                                                            275,000            *             none               5,612
Credit Suisse First Boston Corporation                                    250,000            *             none               5,102
Deeprock & Co.                                                          1,000,000            *             none              20,408
D.E. Shaw & Co.                                                         1,000,000            *             none              20,408
Deutsche Bank Securities Inc.                                          38,730,000           6.46           none             790,408
Discovery Group of Funds                                                  190,000            *            8,546               3,878
Donald G. Linber & Joyce Linber, jnt                                       27,000            *            1,233                 551
Donaldson, Lufkin & Jenrette Securities Corp.                          25,545,000           4.26           none             521,327
Duckbill & Co.                                                          1,000,000            *             none              20,408
Duke University Employees Retirement Plan                                 160,000            *           56,250               3,265
Duke University Long Term Pool                                            780,000            *          262,500              15,918
Dunham & Associates Ser III                                               110,000            *             none               2,245
East Bay Community Foundation                                             230,000            *             none               4,694
East Oakland Youth Development Fund                                       160,000            *            6,336               3,265
Ellsworth Convertible Growth and Income Fund, Inc.                      1,250,000            *             none              25,510
Engineers Joint Pension Fund                                              303,000            *             none               6,184
Erin Partners Two                                                          65,000            *            2,911               1,327
Fidelity Fixed-Income Trust: Fidelity High Income Fund                 17,020,000           2.84           none             347,347
Fidelity Summer Street Trust: Fidelity Capital & Income Fund            3,000,000            *             none              61,224
Fidelity Management Trust Company on
  behalf of accounts managed by it                                      2,980,000            *             none              60,816
Forest Performance Fund LP                                                165,000            *             none               3,367
Forest Alternative Strategies Fund II LP Series A-5M                      240,000            *             none               4,898
Forest Alternative Strategies Fund II LP Series A-5T                      780,000            *             none              15,918
Forest Fulcrum Fund LP                                                  7,700,000            *             none             157,143
Forest Global Convertible Fund Series A-5                               9,700,000           1.62           none             197,959
Forest Global Convertible Fund Series B-1                                  65,000            *             none               1,327
Franklin & Marshall College                                               127,000            *             none               2,592

The Gabelli Global Convertible Securities Fund                            145,000            *             none               2,959
General Electric Pension Trust                                          1,000,000            *        1,093,750              20,408
General Motors Welfare Benefit Trust                                    1,000,000            *             none              20,408
Geo-Volor Ltd.                                                            500,000            *           28,064              10,204
The Georgia International Fund Ltd.                                       200,000            *           79,546               4,082
Georgia Partners                                                       20,000,000           3.33        679,048             408,163
Glaxo Wellcome Benefits Plan                                              450,000            *          315,000               9,184
Glaxo Wellcome Cash Balance Plan                                          450,000            *           26,000               9,184
Global Bermuda Limited Partnership                                      1,500,000            *           27,813              30,612
Golden Rule Insurance Company                                           1,600,000            *             none              32,653
Goldman, Sachs & Co.                                                    1,000,000            *             none              20,408
GranGem 23 41 LLC                                                         250,000            *             none               5,102
Greyhound Lines                                                            50,000            *             none               1,020
Greyhound Lines Inc. Amalgamated CNCL Retirement & Disability
TR Imperial TR c/o Forest Investment Management LLC                        70,000            *             none               1,429
Guide Dogs for the Blind                                                  500,000            *           14,494              10,204
HBK Cayman L.P.                                                         4,944,000            *             none             100,898
HBK Offshore Fund Ltd.                                                  9,356,000           1.56      6,093,750             190,939
Henry J. Kaiser Family Foundation                                         550,000            *           16,545              11,224
Hign Bridge Capital Corporation                                        10,000,000           1.66           none             204,082
Horowitz Limited Partnership I                                            150,000            *            6,761               3,061
H&S Partners I, L.P.                                                   20,000,000           3.33           none             408,163
The Income Fund of America, Inc.                                       50,000,000           8.33           none           1,020,408
Indiana University Foundation                                             650,000            *          386,250              13,265
Jackson Investment Fund Ltd.                                              625,000            *             none              12,755
James Irvine Foundation                                                   900,000            *           44,310              18,367
Janus Capital Corporation                                              19,378,000           3.23           none             395,469
Janus Growth and Income                                                 2,340,000            *             none              47,755
Janus Balance Fund                                                      8,550,000           1.43           none             174,490
Janus Aspen Balanced                                                    3,249,000            *             none              66,306
Janus High Yield                                                        1,000,000            *             none              20,408
Janus Aspen High Yield                                                     35,000            *             none                 714
Janus Equity Income Fund                                                3,874,000            *             none              79,061
Janus Aspen Growth and Income                                              10,000            *             none                 204
JWF Balanced Fund                                                         285,000            *             none               5,816
JWF High Yield Bond Fund                                                   35,000            *             none                 714
Janus Capital Corporation IDEX Balanced Fund                              387,000            *             none               7,898
Jeffrey Rymer                                                              35,000            *            1,363                 714

Jicarilla Apache Tribe                                                  2,100,000            *           21,196              42,857
JMB Children's Holding Co.                                                600,000            *          206,250              12,245
JMG Convertible Investments L.P.                                        6,000,000           1.00           none             122,449
John Robert                                                               110,000            *            5,323               2,245
J.P.Morgan & Co. Inc.                                                  12,000,000           2.00         46,833             244,898
Julius Baer Securities                                                    700,000            *             none              14,286
Lakeshore International, Ltd.                                           3,000,000            *           55,563              61,224
Lazard Freres & CIE Paris                                                 700,000            *             none              14,286
LB Series Fund Inc. High Yield Portfolio                                2,500,000            *             none              51,020
LDG Limited                                                               250,000            *             none               5,102
Libertyview Plus Fund                                                     225,000            *             none               4,592
Loomis Sayles & Company, L.P. for Benefit of New England
High Income Bond Fund                                                   1,000,000            *             none              20,408
LLT Limited                                                               880,000            *             none              17,959
Mainstay Convertible Fund                                               4,000,000            *             none              81,633
McMahon Securities Company, L.P.                                        2,715,000            *             none              55,408
Melinda Marfield Trust                                                     35,000            *            1,568                 714
Merrill Lynch Pierce Fenner & Smith Inc.                                  796,000            *             none              16,245
Metropolitan Museum of Art                                                750,000            *          268,750              15,306
MGBA Investments                                                          100,000            *            5,128               2,041
Michigan State University                                                 400,000            *           15,291               8,163
Milton L. Schwartz Revocable Family Trust                                 110,000            *            5,261               2,245
Monumental Life Insurance Company-(teamsters-camden non-enhanced)       7,000,000           1.17           none             142,857
Morgan Stanley Dean Witter                                              5,500,000            *             none             112,245
Morgan Stanley Dean Witter Convertible Securities Trust                 2,500,000            *             none              51,020
Mount Sinai School of Medicine                                            800,000            *             none              16,327
Museum of Fine Arts, Boston                                                16,000            *             none                 327
National Bank of Canada                                                   900,000            *             none              18,367
NationsBanc Montgomery Securities LLC                                   1,500,000            *             none              30,612
N.B. Giustina Trust                                                       150,000            *            8,453               3,061
New Hampshire Retirement System                                            94,000            *             none               1,918
New York Life Insurance Company                                        10,750,000           1.79           none             219,388
Nicholas Applegate Convertible Fund                                       530,000            *             none              10,816
NMS Services Inc.                                                      10,000,000           1.67           none             204,082
Oak Foundation USA, Inc.                                                  200,000            *          372,250               4,082
Onex Industrial Partners Limited                                        5,540,000            *             none             113,061
Oppenheimer Champion Income Fund                                       11,700,000           1.95           none             238,776
Oppenheimer Strategic Income Fund                                      10,250,000           1.71           none             209,184
Oppenheimer High Yield Fund                                             2,000,000            *             none              40,816
Oppenheimer Strategic Bond Fund                                           400,000            *             none               8,163
Oppenheimer High Income Fund                                            3,550,000            *             none              72,449
Oppenheimer Convertible Securities Fund                                 4,000,000            *             none              81,633

OZ Master Fund, Ltd.                                                    3,000,000            *             none              61,224
OS Ventures                                                               120,000            *            4,509               2,449
Pace Setter 1, L.P.                                                     1,000,000            *             none              20,408
Pacific Life Insurance Company                                            500,000            *             none              10,204
Palladin Securities, LLC                                                  700,000            *             none              14,286
Pebble Capital, Inc.                                                    1,544,960            *             none              31,530
Pell Rudman Trsu Co, NA                                                 1,400,000            *          102,918              28,571
Penn Treaty Network America Insurance Company                             110,000            *             none               2,245
Peoples Benefit Life Insurance Company                                  6,000,000           1.00           none             122,449
Peyton Anderson Foundation                                                260,000            *           81,250               5,306
PGEP III LLC                                                              700,000            *             none              14,286
Physicians Life                                                           166,000            *             none               3,388
Pilgrim Convertible Fund                                                2,610,000            *             none              53,265
PIMCO Convertible Bond Fund                                               300,000            *             none               6,122
Pitney Bowes Retirement Fund                                            6,540,000           1.09           none             133,469
Prime 66 Partners, Inc.                                                50,000,000           8.33      5,481,089           1,020,408
Pro Mutual                                                                 59,000            *             none               1,204
Putnam Convertible Income Growth Trust                                  5,520,000            *             none             112,653
Putnam Convertible Opportunities and Income Trust                          46,000            *             none                 939
Quattro Offshore Fund Ltd.                                                250,000            *             none               5,102
R2 Investments, LDC                                                     8,500,000           1.42      6,550,000             173,470
Radiology Associates Employee Benefit                                     250,000            *           12,199               5,102
Radiology Group Profit Sharing Plan                                        80,000            *            3,449               1,633
Radiology Medical Group Pension Plan                                       75,000            *            3,253               1,531
Radiology Medical Group P/S San Diego                                      40,000            *           16,250                 816
Ralco Inc.                                                                200,000            *           10,564               4,082
Ramius, L.P.                                                            1,583,000            *             none              32,306
Ramius Fund, Ltd.                                                       2,375,000            *             none              48,469
RCG Baldwin L.P.                                                          792,000            *             none              16,163
RCM Financial Services LP                                                 350,000            *          143,750               7,143
Ridgeway/Floum Profit Sharing Plan                                        100,000            *            3,663               2,041
Riverside Church                                                          450,000            *           21,425               9,184
Ronald Family Trust A                                                     850,000            *           32,776              17,347
S&J Partners                                                              120,000            *            5,168               2,449
Salomon Brothers Asset Management, Inc.                                29,050,000           4.84           none             592,857
Salomon Smith Barney Inc.                                               1,100,000            *             none              22,449
San Diego City Retirement                                                 839,000            *             none              17,122
San Diego County Convertible                                            2,125,000            *             none              43,367
Sbaggs Family Foundation                                                  110,000            *            3,708               2,245
S.C. Johnson Retirement Plan                                              240,000            *           11,249               4,898
South Fork Partners                                                     4,000,000            *          135,560              81,633

Southern Methodist University                                             240,000            *            9,689               4,898
Southport Management Partners, L.P.                                     1,080,000            *             none              22,041
Southport Partners International, Ltd.                                  2,130,000            *             none              43,469
Southwest Franciscan Missions Inc.                                        150,000            *            6,619               3,061
Speer Leeds & Kellogg                                                   1,000,000            *             none              20,408
Starvest Combined Portfolio                                               375,000            *             none               7,653
State of Maryland Retirement Plan                                       3,500,000            *             none              71,429
State Street Bank Custodian For GE Pension Trust                          861,000            *             none              17,571
Sterling Partners                                                       1,943,000            *           33,928              39,653
Stoel Rives LLP                                                           370,000            *           17,630               7,551
Susquehanna Capital Group                                               2,545,000            *             none              51,939
Tribeca Investments LLC                                                 4,000,000            *             none              81,633
Triton Capital Investments, LTD                                         6,000,000           1.00           none             122,449
Trustees of Hamilton College                                              700,000            *          237,500              14,286
TQA Vantage Plus Fund, Ltd.                                               300,000            *          375,000               6,122
TQA Vantage Fund, Ltd.                                                  3,540,000            *        4,425,000              72,245
TQA Leverage Fund, L.P.                                                 1,610,000            *             none              32,857
Union Bancaire Privee                                                   6,500,000           1.08           none             132,653
University of Oregon                                                      265,000            *           10,680               5,408
University of Rochester                                                    15,000            *             none                 306
University of Washington Endowment Fund                                   370,000            *          125,000               7,551
Van Kampen Harbor Fund                                                  4,300,000            *             none              87,755
Van Kampen Convertible Securities Fund                                    700,000            *             none              14,286
Wake Forest University                                                    598,000            *             none              12,204
Warburg Dillon Read LLC                                                 9,400,000           1.57           none             191,837
Western Cancer Center Medical Group P/S                                    35,000            *           13,750                 714
Zellerbach Family Fund                                                    200,000            *            8,030               4,082



---------------
 *  Less than one percent.

(1) The shares of common stock to be registered hereby are calculated on an "as converted" basis using the conversion rate described on the front cover page of this Prospectus.